May 2006
NYSE:  NAV
Navistar International
Corporation
Investor Presentation

Information provided and statements contained in the presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of the presentation and the company assumes no obligation to update the information included in the presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions, including the risk of continued delay in the completion of our financial statements and the consequences thereof, the availability of funds, either through cash on hand or the company’s other liquidity sources, to repay any amounts due should any of the company’s debt become accelerated, and decisions by suppliers and other vendors to restrict or eliminate customary trade and other credit terms for the company’s future orders and other services, which would require the company to pay cash and which could have a material adverse effect on the company’s liquidity position and financial condition. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. For a further description of these factors, see Exhibit 99.1 to our Form 8-K filed on April 6, 2006.  In addition, until the previously announced review by the company of its accounts is concluded, no assurance can be given with respect to the financial statement adjustments, impacts and period resulting from such review, if any, nor can there be any assurance that additional adjustments to the financial statements of the company will not be identified.
Forward Looking Information

Parts Organization
•
Parts revenue and earnings provide non-cyclical earnings
•
Double digit growth in revenue and earnings
•
Most extensive distribution channel in Class 6-8 trucks and mid-range diesel engines
•
Wholesale – floor planning for
dealers
•
Retail financing for customers
•
Balance growth with prudent credit
and appropriate leverage
•
Focus on International’s truck dealer
and customer needs
•
Grow in higher margin related
segments
Finance Corporation
•
North American market share
leader with RV/Stripped chassis,
Class 6-7 trucks, Severe Service
and Regional haul Class 8 trucks
•
Manufacturing locations in U.S.,
Canada and Mexico
•
Trucks sold under the International® brand
•
Buses sold under the IC® brand
Truck Group
•
World’s largest engine manufacturer
of mid-range diesel engines
(165-325HP)
•
Integrated product offerings drive
medium and bus market leadership
•
Manufacturing locations in U.S. and
Brazil
Engine Group
On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.
Corporate Overview

Great Products
Growth
Competitive Cost
Structure
Deliver On Our
Commitments
On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

Truck Group

Engine Group

- World's largest engine manufacture of mid-range diesel engines (185-325HP)
- Integrated product offerings drive medium and bus market leadership
- Manufacturing locations in U.S. and Brazil

NAVISTAR

Financial Corporation

Parts Organization

- Parts revenue and earnings provide counter-cyclical earnings
- Double digit growth in revenue and earnings
- Most extensive distribution channel to Class 6-8 trucks and mid-range diesel engines

International Power Stroke 2.0L (I4)
6.0L Power Stroke/International VT 365 (V8)
International VT 275 (V6)
International DT 466E (I6)

•
World’s largest engine manufacturer of mid-range diesel engines (165-325HP)
•
Integrated product offerings drive medium and bus market leadership
•
Manufacturing locations in U.S. and Brazil
Engine Group
On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.
Navistar – Diesel Engine Group

Deliver On Our Commitments
Engine Group
Great Products

DT 466E (I6)
49% market share leader in
Class 6-7 Truck
and School Bus
70,000 units*
6.0L Power Stroke
Approximately 50% market share
in heavy duty
diesel
pickup/vans
340,000 units*
Keys to Success - Great Products:
Performance and Quality
V6
For LCF
Class 4-5
10,000 units*
I4 / I6
50,000 units* – IESA
90,000 units* - MWM
South America Complete line of 3 - 7L products
MaxxForce Big Bore
MaxxForce 11 and 13 Liter Big Bore
Late 2007 Launch
*Annualized volumes
On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.
Engine Group Strategy:
Grow Revenues to $4 Billion 10% ROS

U.S. Heavy Duty Pickup Truck Market
1,000,000
800,000
600,000
400,000
200,000
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
YE 1982
YE 1983
YE 1984
YE 1985
YE 1986
YE 1987
YE 1988
YE 1989
YE 1990
YE 1991
YE 1992
YE 1993
YE 1994
YE 1995
YE 1996
YE 1997
YE 1998
YE 1999
YE 2000
YE 2001
YE 2002
YE 2003
YE 2004
YE 2005
Total Industry
Diesel (64%)

U.S. Heavy Duty Diesel Pickup Market Share, Past 24 Mos
Diesel Market Share (%)
60%
50%
40%
30%
20%
10%
0%
Jan '05
Mar '05
May '05
Jul '05
Sep '05
Nov '05
Jan '06
Mar '06
Ford ('06FYTD 48%)
GM ('06FYTD 24%)
Dodge ('06FYTD 27%)

Deliver On Our Commitments | Engine Group | Great Products

On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports
thereon for the years ended October 31, 2002 through
2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.
6.0L Power Stroke Diesel
•
HD pickup market and
dieselization continues to
grow
•
Ford dieselization rate
above 70%
•
Power Stroke continues
to be the market leader

INTERNATIONAL
DIESELPOWER

Deliver On Our Commitments | Engine Group | Great Products

International Big Bore
 11 to 13 liter range
“MaxxForce”
On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through
2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.
Big Bore Diesel – Control our Destiny
•
Late 2007 launch
–
Only in Class 8 International Trucks
•
Cost competitive
–
Leverage scale in development and
procurement
•
Proven world-class performance,
fuel economy and NVH
•
Integrated Truck-Engine design
and development
•
Developed for North American
applications and emissions

Deliver On Our Commitments
Engine Group
Great Products

Turning emissions requirements for 2007 into opportunities
•
Improved Performance in HP/Torque
•
Minimal impact to fuel economy and maintenance intervals
▪
New Standards Are More Frequent and
Stringent
w
Higher Technology Spending
w
Capital Investments
w
Product Cost Increase
▪
 World Wide Regulations are Converging
w
Europe, South America, Asia and U.S.
Off Road
w
Big Challenge for Small Engine/Vehicle
Manufacturers
w
Scale
U.S. EPA On-Highway Emissions
NoX (gm/k W-hr)
 2.4
 .01
 .10
 .02
 4.0
 1.1
EPA 2007
EPA
2010
EPA 2004
EPA 2000
EURO + Off-Highway Emissions
NoX (gm/k W-hr)
 .01
 .10
 .02
 2.4
 4.0
 1.1
 .15
 5.0
EURO
V 2009
EURO
IV 2006
EURO III
2002
EURO II
Off road
2010
‘07 vs ‘04
90% PM
50%
NoX
 .15
 5.0
On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.
Emissions Impacts

On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independentauditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.
Growth Provides Diversification
Keys to Success - Growth:
•
Base Business Growth
•
Integration of MWM in South America
•
Expanded Product Line/Scale
•
New Customers

Worldwide Mid-Range Diesel (2.8-10.0L, 160-350hp)
Thousands
INTERNATIONAL 528
CUMMINS 381
FAW (CN) 264
GM / ISUZU 208
DAIMLER CHRYSLER 190
YUCHAI (CN) 144
CAT 103
TOYOTA 89
DEERE 83
MITSUBISHI 70
IVECO 69
BMW 67
VOLVO 55
MAN 25
DEUTZ 21
RENAULT 19
SCANIA 15

Deliver On Our Commitments
Engine Group
Competitive Cost Structure

  World Mid-range Diesel Leader
0
100
200
300
400
500
600
The acquisition of MWM has furthered leadership in
 Mid-range diesel engine production
2005 Volume in thousands (000’s)
On April 6, 2006, the company announced that the company’ spreviously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

NAVISTAR

Truck Group

Engine Group

Financial Corporation

Parts Organization

- Parts revenue and earnings provide non-cyclical earnings
- Double digit growth in revenue and earnings
- North America's distribution channel for Class 5-8 trucks and mid-range diesel engines

Workhorse Custom Chassis

3000 IC Integrated Conventional School Bus

4000 Series Medium Class 6/7

7000 Series, Severe Service Class 8

8000 Series Regional Haul Class 8

9900ix Series, Hwy. Prem. Conv. Class 8

•
North American market share leader Class 6-8 trucks with RV/Stripped chassis
•
Manufacturing locations in U.S., Canada and Mexico
•
Trucks sold under the International® brand
•
Buses sold under the IC® brand
Truck Group
On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.
Navistar - Truck Group

Deliver On Our Commitments
Truck Group
Great Products

Mahindra International
On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.
Truck Group
Our core business
•
International® brand trucks (CL 6-8)
•
IC® brand school buses
Now, we also have…
•
Military vehicles
•
Class 4-5 trucks
•
RV chassis, Workhorse® brand
•
Presence in Asia

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

Deliver On Our Commitments
Truck Group
Great Products

School districts & local
municipalities
Local & regional delivery of beverage refrigeration, utilities, tow, municipalities & emergency rescue
Construction, waste management & other
on-off highway
applications
Severe Service – 23.8%
Line-haul, local & regional delivery
Heavy (LH & RH) – 17.1%
2005 Combined Market Share – 27%
School Bus
Class 6-7
Combined Class 8 – 18.8%
Class 8
Medium – 39.5%
School Bus Chassis – 64.5%
School Buses Body – 60.7%
On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.
North American Market Share Leader in
Class 6-8 Trucks and School Bus

Deliver On Our Commitments
Truck Group
Great Products

Benefits
On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.
The ProStar will deliver best in class fuel economy, lowest cost of ownership, unparalleled driver satisfaction, and unprecedented uptime.
•
Supports the $6,000
per truck cost reduction
•
Generates Excitement
•
4%+ Fuel Economy

Vehicles for Afghanistan
MXT-MV
On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.
Delivering New Markets…
Military Business
14 contracts won to date
•
Total potential value = > $1B
•
1,300 units delivered in 2005
•
Potential for 10,000 more units
over next 5 years
•
FTTS Development Agreement
International Advantage
•
Existing platforms
•
Scale
•
Aggressive Delivery
•
Best Value

Deliver On Our Commitments
Truck Group
Competitive Cost Structure

Tires
Korea
Stampings
India
Castings
  India
12%
Gross
savings
25%
Gross
savings
Examples
23%
Gross
savings
On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.
Delivering…
World-Class Competitive Costs
Global Sourcing
Buying more materials from lower-cost countries, $200M by end of 2006

600,000
500,000
400,000
300,000
200,000
100,000
-
Retail Industry
[redacted]
[redacted]
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
Fcst 2006
Est. 2007
Est. 2008
Est. 2009

Deliver On Our Commitments
Truck Group
Growth

Combined Class 8
Class 6-8
On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.
Retail Class 6-8 Industry Landscape

New products and markets will enhance the growth of our business while our cost structure drives increasing profitability
2007
2004*
Consolidated Sales and
Revenue of $9.7 Billion
5.8% Segment Margins
Diluted EPS of $3.20
Total NA Industry
Demand 344,700
Total NA Industry
Demandê
2005 Actual
414,500 Units
2006 Forecast
425,000 Units
Offset:
Truck Parts é
Cost Reductions é
Military é
Workhorse é
Export é
India é
Total NA Industry Demand
* As reported in the 2004 Annual Report/10K.  On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.
What it Means for Truck Group in
2007 and beyond

Truck Group

- North American market share leader with RV/bus/specialty chassis, and Class 5-8 trucks
- Manufacturing locations in U.S., Canada and Mexico
- Trucks sold under the International® brand
- Buses sold under the IC® brand

Engine Group

- World's largest engine manufacturer of mid-range diesel engines (160-325HP)
- Integrated product offerings drive market and business leadership
- Manufacturing locations in U.S. and Brazil

NAVISTAR

Financial Corporation

Parts Organization

Parts Organization
•
Parts revenue and earnings provide non-cyclical earnings
•
Double digit growth in revenue and earnings
•
Most extensive distribution channel in Class 6-8 trucks and mid-range diesel engines
On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.
Navistar – Parts Organization

Deliver On Our Commitments
Parts Group
Great Products

Parts Group Value Proposition: Provide unparalleled service
to our customers while delivering consistent results
On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.
Parts Organization
•
Through unparalleled service to our customers, the Parts business:
–
Provides our dealer and customer base with a world-class parts distribution network
–
Plays an integral role in the value proposition in support of selling trucks
–
Plays a primary role in maintaining customer perceptions of
International’s quality
•
Non-Cyclical Business with Richer Margins

Parts Sales in Millions
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
5.6 % CAGR
11.9 % CAGR
1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004

Deliver On Our Commitments		Parts Group		Growth

Provide consistent results while delivering steady growth
 On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.
Parts Delivers Non-Cyclical Results

Examples of opportunities for significant growth
•
Military
Part usage 4 - 5 x more per truck
due to rugged environment
•
International Big Bore Engine
On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.
Additional Growth Opportunities
•
Workhorse / UpTime Parts
865 retail locations plus an established
direct parts sales business

•
Support the Navistar strategy by providing funding and liquidity to International, its Dealers, and Customers
•
Wholesale and Retail financing
•
Balance growth with prudent credit
and appropriate leverage
•
Focus on International’s truck dealer
and customer needs
Finance Corporation
On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independentauditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.
Navistar – Finance Corporation

Deliver On Our Commitments
Finance Corporation
Great Products

Provides consistency of income and creates liquidity for ITEC receivables
On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.
Finance Corporation
•
Provide Consistent Income Over the Cycle
–
Last 10 Yrs: Min PBT $75M, Max PBT $124M
–
Next 10 Yrs: Expect to deliver Min PBT $100M consistently
•
Facilitate wholesale ($1.5B Portfolio) and retail ($3.7B Portfolio) Truck Sales
–
Finance 95% of U.S. International dealers’ wholesale floorplan
–
Provide retail financing to International customers
•
Total FMS Goal: Grow from 15% to 20% but with better credit
•
85% commercial, fleet
•
Support International’s Cash Flow Requirements
–
International has almost zero A/R
–
Last 10 Yrs Dividends and Tax Payments paid to International: $622M

25.0%
13.7%
19.5%
Engine
Bus
Parts
Severe Service
Heavy
15.2%
10.2%
16.4%
21.5%
10.3%
20.1%
13.2%
10.5%
24.4%
7%
10.0%
22.0%
19.0%
14.0%
8.0%
20.0%

*As reported in the 2003 and 2004 Annual Report/10K.  On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.  Note:  Deal Cor Revenues excluded from information shown above
FY 2003*
FY 2004*
FY 2009 Fcst
Medium
Medium
Medium
GVW/
Military
Consolidated Revenues of
$7.6 Billion
Prior Trough
Consolidated Revenues of
$9.7 Billion
Cycle Midpoint
$15 Billion Revenue Goal
Next Peak
Manufacturing Revenues*

Total Industry Demand
Cycle Midpoint
344,700 Units
Focused on Creating Shareholder Value by
having good returns at all points in the cycle
>10 % Ave Segment
Margins
Record EPS
2004*
Consolidated Sales and
Revenue of $9.7 Billion
2009 Goal
Consolidated Sales and
Revenue of $15 Billion
5.8% Ave Segment
Margins
EPS of $3.20
2003*
Consolidated Sales and
Revenue of $7.6 Billion
2.1% Ave Segment
Margins
Total Industry Demand
Prior Trough
263,400 Units
UP
EPS of ($0.31)
*As reported in the 2003 and 2004 Annual Report/10K.  On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.
Navistar – Expanding Beyond Traditional Markets

*As reported September 7th, 2005 3rd Quarter conference call.  On April 6, 2006, the company announced that the company’s previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.
▪
As of 7/31/05 manufacturing debt was $1,803.  This consist of $1,435 of outstanding public notes and the remaining
$368 is primarily wholly owned dealer debt.*
▪
02/24/06 Obtained $1.5 Billion Bridge loan Facility (floating rate)
▪
03/07/06 Navistar borrowed ~$545 million to repurchase
➢
$276 million 9.375% senior (exit tender)
➢
$234 million 7.5% senior (exit tender)
▪
03/24/06 Navistar borrowed ~$614 million to repurchase
➢
$217 million 4.75% convertible notes (98.6% tendered)
➢
$400 million 6.25% senior notes (100% accelerated)
Fixed Rate
2005
2006
2007
2008
2009
2010+
9 3/8% Senior Public Debt Due 6/2006
-
393
-
-
-
-
2 1/2% Senior Convertible Debt Due 12/2007
-
-
-

-
-
4 3/4% Convertible Debt Due 4/2009
-
-
-
-

-
7 1/2% Senior Public Debt Due 6/2011
-
-
-
-
-

6 1/4% Senior Public Debt Due 3/2012
-
-
-
-
-
400
Total
-
$

$
-
$
190
$
202
$

$
NAVISTAR FISCAL YEAR (
as of 07/31/05
)*
($Millions)
Manufacturing Debt